Prospectus supplement dated March 31, 2014
to the following prospectus(es):
BOA CVUL Future NWL, BAE Future Corporate VUL, Next Generation Corporate Variable Universal Life and Future Executive VUL prospectus dated May 1, 2013
BOA CVUL Future NLAIC and BOA CVUL NLAIC prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Board of Directors of American Century Variable Portfolios, Inc. approved an agreement and plan of reorganization whereby the net assets of American Century VP Vista(SM) Fund: Class I will be transferred to American Century VP Capital Appreciation Fund: Class I in exchange for share of the American Century VP Capital Appreciation Fund: Class I. The reorganization is expected to occur after the close of business on April 25, 2014.
To implement this reorganization, after the close of business on April 25, 2014, all assets allocated to the American Century VP Vista(SM) Fund: Class I Sub-Account will be redeemed and the proceeds will be applied to the American Century VP Capital Appreciation Fund: Class I Sub-Account. As of April 26, 2014, the American Century VP Vista(SM) Fund: Class I Sub-Account will no longer exist and all references in your prospectus to the American Century VP Vista(SM) Fund: Class I will be replaced with American Century VP Capital Appreciation Fund: Class I. The American Century VP Capital Appreciation Fund: Class I will be an available investment option for all Contracts for which good order applications were received before April 26, 2014 (subject to any limitations described elsewhere in the prospectus).
PROS-0267